POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED OCTOBER 3, 2013 TO THE SUMMARY PROSPECTUS DATED AUGUST 30, 2013 OF:

PowerShares S&P 500 BuyWrite Portfolio

Effective immediately, the Summary Prospectus is revised as follows:

•	On page 3, the table within the section titled “Management of the Fund—Portfolio Managers” is deleted and replaced with the following:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since Inception
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	October 2013
Brian Picken	Vice President and Portfolio Manager of the Adviser	October 2013
Richard Ose	Vice President and Portfolio Manager of the Adviser	October 2013

Please Retain This Supplement For Future Reference.

P-PBP-SUMPRO-1 SUP-1 100313